Vanguard U.S. Growth Fund

Supplement Dated April 8, 2019, to the Prospectus and Summary Prospectus Dated December 3, 2018

Reorganization of Vanguard Morgan™ Growth Fund into Vanguard U.S. Growth Fund

Effective as of the close of business on April 5, 2019, the previously announced reorganization of Vanguard Morgan Growth Fund with and into Vanguard U.S. Growth Fund is complete.

Restructuring of the Investment Advisory Team

Effective on April 8, 2019, and as previously announced, Vanguard Quantitative Equity Group (QEG) is added as an investment advisor to a portion of Vanguard U.S. Growth Fund.

QEG joins current investment advisors on the Fund, Wellington Management Company LLP; Jennison Associates LLC; Jackson Square Partners, LLC; and Baillie Gifford Overseas Ltd. As previously announced, William Blair Investment Management, LLC (William Blair) is no longer an investment advisor for the Fund. All references to William Blair and all other details and descriptions regarding William Blair’s management of certain assets of the Fund in the Prospectus and Summary Prospectus are hereby deleted in their entirety.

Prospectus and Summary Prospectus Text Changes

The Annual Fund Operating Expenses Table is restated as follows:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Admiral Shares
Management Fees	0.36%	0.27%
12b-1 Distribution Fee	None	None
Other Expenses	0.02%	0.01%
Total Annual Fund Operating Expenses[1]	0.38%	0.28%

1 The expense information shown in the table reflects estimated amounts for the current fiscal year.

In addition, the hypothetical expenses example is restated as follows:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$40	$125	$219	$493
Admiral Shares	$29	$92	$162	$365

The following text is added under the subheading “Portfolio Managers”:

James P. Stetler, Senior Portfolio Manager at Vanguard. He has co-managed a portion of the Fund since April 2019.

Binbin Guo, Ph.D., Principal of Vanguard and head of the Alpha Equity Investment team within Vanguard’s Quantitative Equity Group. He has co-managed a portion of the Fund since April 2019.

Prospectus Text Changes

The following text is added to the list of advisors under the heading Security Selection:

Vanguard constructs a diversified portfolio of large-cap domestic growth stocks based on its assessment of the relative return potential of the securities. The advisor selects securities that it believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. Vanguard manages the portfolio through the use of a quantitative process to evaluate all of the securities in the Russell 1000 Growth Index, while seeking to maintain a risk profile similar to that of the Index. This process was developed and managed by Vanguard’s Alpha Equity Investment team and is continually evolving. All potential enhancements to the process go through rigorous peer vetting and validation before being implemented.

The following text is added as the last bullet point under the heading Investment Advisors:

• The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of February 28, 2019, Vanguard served as advisor for approximately $4.3 trillion in assets.

The following text is added to the list of managers primarily responsible for the day-to-day management of the Fund, also under the heading Investment Advisors:

James P. Stetler, Senior Portfolio Manager at Vanguard. He has been with Vanguard since 1982, has worked in investment management since 1996, has managed investment portfolios since 2003, and has co-managed a portion of the Fund since April 2019. Education: B.S., Susquehanna University; M.B.A., Saint Joseph’s University.

Binbin Guo, Ph.D., Principal of Vanguard and head of the Alpha Equity Investment team within Vanguard’s Quantitative Equity Group. He oversees the active quantitative equity funds and separately managed equity accounts. He has been with Vanguard since 2007 and has co-managed a portion of the Fund since April 2019. Education: B.S. and M.S., Tsinghua University, China; Ph.D. and M.Phil., Yale University.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 23A 042019

Vanguard World Fund

Supplement Dated April 8, 2019, to the Statement of Additional Information Dated December 3, 2018

Reorganization of Vanguard Morgan Growth™ Fund into Vanguard U.S. Growth Fund

Effective as of the close of business on April 5, 2019, the previously announced reorganization of Vanguard Morgan Growth Fund with and into Vanguard U.S. Growth Fund is complete.

Restructuring of the Investment Advisory Team

Effective on April 8, 2019, and as previously announced, Vanguard Quantitative Equity Group (QEG) is added as an investment advisor to a portion of Vanguard U.S. Growth Fund.

QEG joins current investment advisors on the Fund, Wellington Management Company LLP; Jennison Associates LLC; Jackson Square Partners, LLC; and Baillie Gifford Overseas Ltd. As previously announced, William Blair Investment Management, LLC (William Blair) is no longer an investment advisor for the Fund. All references to William Blair and all other details and descriptions regarding William Blair’s management of certain assets of the Fund in the Statement of Additional Information are hereby deleted in their entirety.

In the list of investment advisors under the heading Investment Advisory and Other Services, the last bullet point is revised as follows:

• Vanguard provides investment advisory services to Vanguard FTSE Social Index Fund, Vanguard U.S. Sector Index Funds, Vanguard Extended Duration Treasury Index Fund, Vanguard Mega Cap Index Funds, and Vanguard U.S. Growth Fund.

Also under the heading Investment Advisory and Other Services, the following is added as the last section under “I. Vanguard U.S. Growth Fund”:

E. Vanguard

Vanguard, through its Quantitative Equity Group, provides investment advisory services for a portion of Vanguard U.S. Growth Fund’s assets. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing Vanguard’s advisory services.

1. Other Accounts Managed

James P. Stetler and Binbin Guo co-manage a portion of Vanguard U.S. Growth Fund; as of February 28, 2019, the Fund held assets of $10.6 billion. As of February 28, 2019, Mr. Stetler and Mr. Guo co-managed 12 other registered investment companies with total assets of $35.4 billion (none of which had advisory fees based on account performance), and 3 other pooled investment vehicles with total assets of $283 million (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, and offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of February 28, 2019, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or in response to a market adjustment of the position.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the amount of assets held in the fund’s portfolio. For the portion of Vanguard U.S. Growth Fund managed by Vanguard, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the Fund over a three-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

4. Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds or collective investment trusts that may invest in Vanguard funds based on their own individual investment needs and goals. Vanguard employees, as a group, invest a sizable portion of their personal assets in Vanguard funds. As of February 28, 2019, Vanguard employees collectively invested more than $6.7 billion in Vanguard funds or collective investment trusts that may invest in Vanguard funds.

As of February 28, 2019, the named portfolio managers did not own any shares of the Fund.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 023F 042019